United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to Rule 14a-12

CINGULATE INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CINGULATE INC.

Supplement to Proxy Statement

 For Special Meeting of Stockholders

To Be Held on March 24, 2026

EXPLANATORY NOTE

This proxy statement supplement (this “Supplement”) supplements and amends the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission by Cingulate Inc. (the “Company”) on March 2, 2026.

Following the filing of the Proxy Statement, we determined that due to administrative error, the table included in the “Security Ownership of Certain Beneficial Owners and Management” section on pages 13 through 14 of the Proxy Statement failed to include a stockholder that owns 5% of the Company’s outstanding common stock. This Supplement is being filed to correct that error. The corrected information is provided below and replaces the information originally included in the Proxy Statement in its entirety.

Except as specifically discussed in this Explanatory Note, this Supplement does not otherwise modify or update any other disclosures presented in the Proxy Statement. This Supplement should be read with the Proxy Statement, and, from and after the date of this Supplement, any references to the “Proxy Statement” shall be deemed to include the Proxy Statement as amended by this Supplement. In addition, this Supplement does not reflect events occurring after the date of the Proxy Statement or modify or update disclosures that may have been affected by subsequent events.

CHANGES TO PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information about the beneficial ownership of our common stock as of February 13, 2026 (unless otherwise noted) by:

●	each person or group known to us who beneficially owns more than 5% of our common stock;

●	each of our directors;

●	each of our Named Executive Officers; and

●	all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, beneficial ownership includes any shares of common stock as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options or warrants held by such person that are currently exercisable or will become exercisable within 60 days of February 13, 2026 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned		Percent of Class (2)
5% Beneficial Owners
Falcon Creek Capital Advisor LLC	1,951,946	(3)	18.16%
Named Executive Officers and Directors
Shane J. Schaffer, Pharm.D.	130,117	(4)	1.20%
Jennifer L. Callahan	48,045	(5)	*
Laurie A. Myers	68,367	(6)	*
Jeff S. Ervin	2,825	(7)	*
Bryan Lawrence	2,846	(8)	*
John. A. Roberts	2,898	(9)	*
Peter J. Werth	119,279	(10)	1.11%
Jeff Hargroves	97,503	(11)	*
All Directors and Executive Officers as a group (11 persons)	484,688	(12)	4.41%

*	Denotes less than 1%.

(1)	Unless noted otherwise, the address of all listed stockholder is 1901 W. 47th Place, Kansas City, KS 66205. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

(2)	We have determined beneficial ownership in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, which is generally determined by voting power and/or dispositive power with respect to securities. Percentage ownership is based on 10,750,599 shares of common stock issued and outstanding as of February 13, 2026, plus any shares issuable upon exercise of options or warrants that are exercisable within 60 days of February 13, 2026 held by such person.

(3)

Represents shares of our common stock beneficially owned by Falcon Creek Capital Advisor LLC (“Falcon Creek”), as advisor for Falcon Creek Technology Fund I, LP and Ginkgo Capital Global Fund SPC – Xtalpi AI Fund SP, who purchased our equity securities in the Private Placement. Falcon Creek filed a Schedule 13D on February 9, 2026 that indicated that it does not have sole voting power or sole dispositive power over the shares but does have shared voting power and shared dispositive power over the shares. The Schedule 13D lists Falcon Creek’s address as 21 Strathmore Road, Natick, MA 01760. This table does not include 954 shares of preferred stock or 1,712,062 Warrant Shares purchased in the Private Placement, as the preferred stock will not convert and the Warrant is not exercisable until stockholders approve the Issuance Proposal.

(4)	Includes (i) 295 shares of our common stock issuable upon exercise of warrants that are currently exercisable, (ii) 119,474 shares of our common stock issuable upon the exercise of stock options that are exercisable within 60 days of February 13, 2026, and (iii) 10,175 shares of our common stock held by Fountainhead Shrugged, LLC. Dr. Schaffer is the manager of Fountainhead Shrugged, LLC and has voting and investment power over the securities held by Fountainhead Shrugged, LLC. Does not include (i) 201,070 shares of our common stock issuable upon the exercise of stock options that are not exercisable within 60 days of February 13, 2026 or (ii) 5,447 Warrant Shares purchased by Fountainhead Shrugged, LLC in the Private Placement.

(5)	Includes (i) 88 shares of our common stock issuable upon exercise of warrants that are currently exercisable and (ii) 42,898 shares of our common stock issuable upon the exercise of stock options that are exercisable within 60 days of February 13, 2026. Does not include (i) 64,282 shares of our common stock issuable upon the exercise of stock options that are not exercisable within 60 days of February 13, 2026 or (ii) 3,891 Warrant Shares purchased by Ms. Callahan in the Private Placement.

(6)	The employment of Ms. Myers was terminated on August 7, 2025. Amount represents shares of our common stock issuable upon exercise of stock options that are currently vested.

(7)	Includes 2,825 shares of our common stock issuable upon exercise of stock options that are currently exercisable. Does not include 15,000 shares of our common stock issuable upon the exercise of stock options that are not exercisable within 60 days of February 13, 2026.

(8)	Includes 2,846 shares of our common stock issuable upon exercise of stock options that are currently exercisable. Does not include 15,000 shares of our common stock issuable upon the exercise of stock options that are not exercisable within 60 days of February 13, 2026.

(9)	Includes 2,898 shares of our common stock issuable upon exercise of stock options that are currently exercisable. Does not include 15,000 shares of our common stock issuable upon the exercise of stock options that are not exercisable within 60 days of February 13, 2026.

(10)	Includes (i) 35 shares of our common stock issuable upon exercise of warrants that are currently exercisable, (ii) 1,703 shares of our common stock issuable upon the exercise of stock options that are exercisable within 60 days of February 13, 2026, and (iii) 117,449 shares of our common stock held by Werth Family Investment Associates LLC (“WFIA”). Mr. Werth is the manager of WFIA and has voting and investment power over the securities held by WFIA. Does not include (i) 15,000 shares of our common stock issuable upon the exercise of stock options that are not exercisable within 60 days of February 13, 2026 or (ii) 15,564 Warrant Shares purchased by WFIA in the Private Placement.

(11)	Includes (i) 35 shares of our common stock issuable upon exercise of warrants that are currently exercisable and (ii) 97,468 shares of our common stock held by Hargroves Family Investments, LLC (“HFI”). Mr. Hargroves is the manager of HFI and has voting and investment power over the securities held by HFI. Does not include 77,821 Warrant Shares purchased by HFI in the Private Placement

(12)	Includes (i) 453 shares of our common stock issuable upon exercise of warrants that are currently exercisable and (ii) 247,216 shares of our common stock issuable upon exercise of stock options that are currently exercisable. Does not include (i) 489,165 shares of our common stock issuable upon the exercise of stock options that are not exercisable within 60 days of February 13, 2026 or (ii) 104,279 Warrant Shares purchased in the Private Placement.

ADDITIONAL INFORMATION

If you have already voted by Internet, telephone, or by mail, you do not need to take any action unless you wish to change your vote. Proxy voting instructions already returned by stockholders (via Internet, telephone, or mail) will remain valid and will be voted at the Special Meeting unless revoked.

Important information regarding how to vote your shares and revoke proxies already cast is available in the Proxy Statement under the caption “May I change my vote after I have mailed my proxy card or after I have submitted my proxy by telephone or through the Internet?”